UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2018 (August 15, 2018)

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on August 15, 2018, pursuant to the terms of that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of June 21, 2018, by and among WillScot Corporation, a Delaware corporation (the “Company”), the Company’s newly-formed acquisition subsidiary, Mason Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Modular Space Holdings, Inc., a Delaware corporation (“ModSpace”), and NANOMA LLC, solely in its capacity as the representative of the Holders (as defined therein), Merger Sub merged with and into ModSpace (the “Merger”) with ModSpace as the surviving entity in the Merger and continuing as an indirect subsidiary of the Company (the “Acquisition”).

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on August 16, 2018 in connection with the closing of the Acquisition (the “Original Form 8-K”). The sole purpose of this Amendment is to provide certain historical financial statements of ModSpace and certain pro forma financial information of the Company giving effect to the consummation of the Acquisition and related transactions, in each case as set forth under Item 9.01 below. No other changes have been made to the Original Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The historical audited consolidated financial statements of ModSpace as of September 30, 2017 and 2016 and the period from March 3, 2017 through September 30, 2017 and from October 1, 2016 through March 2, 2017 and the years ended September 30, 2016 and 2015, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of ModSpace as of June 30, 2018 and for the nine months ended June 30, 2018, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro forma financial information

The following unaudited pro forma financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•                  Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2018;

•                  Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2018;

•                  Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2017; and

•                  Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits

Exhibit Number	Description

99.1

Audited consolidated financial statements of Modular Space Holdings, Inc. as of September 30, 2017 and 2016 and the period from March 3, 2017 through September 30, 2017 and from October 1, 2016 through March 2, 2017 and the years ended September 30, 2016 and 2015, together with the notes thereto and the independent auditor’s report thereon.

99.2	Unaudited condensed consolidated financial statements of Modular Space Holdings, Inc. as of June 30, 2018 and for the nine months ended June 30, 2018, together with the notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

	By:	/s/ Bradley Bacon
Dated: September 17, 2018		Name: Bradley Bacon
Title: Vice President, General Counsel & Corporate Secretary